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                                                                    Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated March 20, 2001 relating to the financial statements, which appear in the prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933 dated May 1, 2001 ("prospectus") of BRIAZZ, Inc.

/s/ PricewaterhouseCoopers LLP

Seattle, Washington
October 26, 2001